UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2006

                      Safety Components International, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                  000-23938                   33-0596831
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)            File Number)           Identification Number)

               41 Stevens Street, Greenville, South Carolina 29605 (Address, Including Zip Code, of Principal Executive Offices)

                                 (864) 240-2600
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On May 16, 2006, the Company filed notice on Form 12b-25 that it would not be able to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2006. Part IV of the Form 12b-25 contained information about the Company's results of operations for the fiscal quarter ended March 31, 2006, which information is contained in Exhibit 99.1 to this Form 8-K.

Item 8.01. Other Events.

      The Company's notification on Form 12b-25 of late filing with respect to its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2006, indicated that the Company - consistent with its expectations at the time the Form 12b-25 was filed - would file the Form 10-Q on or before May 22, 2006. The Company will be unable to file the Form 10-Q by May 22, 2006, but expects to file the Form 10-Q as soon as possible. In conjunction with the review of the Form 10-Q required by Rule 10-1(d) of Regulation S-X to be performed by its independent registered accounting firm KPMG LLP who it engaged on April 25, 2006, the Company has not yet finalized all of the accounting issues related to the upcoming Form 10-Q filing. While there can be no assurance to the resolution of the open items, the Company does not believe any of the unresolved issues will have a material effect on its total assets, total liabilities, stockholders' equity, net income or changes in cash and cash equivalents for any of the periods.

Item 9.01 Finance Statements and Exhibits.

      (d)   Exhibits.

      99.1 Information regarding the results of operations for the fiscal quarter ended March 31, 2006: Incorporated by reference to Part IV of the Company's Form 12b-25 filed with the Commission on May 16, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SAFETY COMPONENTS INTERNATIONAL, INC.


                              By:  /s/Brian P. Menezes
                                   ---------------------------------------------
                                   Brian P. Menezes
                                   Vice President and Chief Financial Officer
                                   Interim President and Chief Executive Officer

Date: May 22, 2006